                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
   [SEAL]                                                              [SEAL]

                            [NOVATEL WIRELESS LOGO]


INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
    THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

                                                               CUSIP 66987M 10 9

--------------------------------------------------------------------------------
THIS CERTIFIES THAT

is the record holder of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                             NOVATEL WIRELESS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       -------------------

                   [CORPORATE SEAL OF NOVATEL WIRELESS, INC.]

     /s/ MELVIN FLOWERS                    /s/  JOHN MAJOR
     ----------------------                ------------------------------------
           SECRETARY                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                     COUNTERSIGNED AND REGISTERED:

                                          U.S. STOCK TRANSFER CORPORATION
                                                 TRANSFER AGENT AND REGISTRAR

                                     By:
                                         ------------------------------------
                                                         AUTHORIZED SIGNATURE



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                             NOVATEL WIRELESS, INC.

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ___________________Custodian_______________
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act________________________________________
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- _____________Custodian (until age_________)
                                                                                 (Cust)
                                                                             ____________________under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act______________________________
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.